INVESTOR PRESENTATION June 2012 Exhibit 99.1

Safe Harbor

Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of June 25, 2012 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "intends" and “expects,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-
looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: competitive risks; declines or disruptions in the travel industry; changes in our relationships and contractual agreements with travel suppliers or travel distribution partners; increases in the costs of maintaining and enhancing our brand awareness; changes in search engine algorithms and dynamics; our inability to adapt to technological developments or to maintain our existing technologies; our ability to expand successfully in international markets; changes in senior management; volatility in our stock price; changing laws, rules and regulations and legal uncertainties relating to our business;
unfavorable new, or adverse application of or failure to comply with existing, laws, rules or regulations; adverse outcomes in legal proceedings to which we are party; provisions in certain credit card processing agreements that could adversely impact our liquidity and financial positions; fluctuations in our effective tax rate; liquidity constraints or our inability to access the capital markets when necessary; risks related to our long term indebtedness; fluctuations in foreign exchange rates; risks related to the failure of counterparties to perform on financial obligations; potential liabilities resulting from our processing, storage, use and disclosure of personal data; the integration of current and acquired businesses; the risk that our intellectual property is not protected from copying or use by others, including competitors; risks related to interruption or lack of redundancy in our information systems; and other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2011.  Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.

Appendices.  These measures are intended to supplement, not substitute for, GAAP comparable measures.  Investors are urged to consider carefully the comparable GAAP measures and reconciliations.

sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness.
© 2012 Expedia, Inc. All rights reserved. CST: 2029030-50
Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of the Private Securities
Non-GAAP Measures. Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the
Industry / Market Data. Industry and market data used in this presentation have been obtained from industry publications and
Trademarks & Logos. Trademarks and logos are the property of their respective owners.

Investment Highlights
A Growth
Company
Global
Global
Leader
Leader
in
in
~$1
~$1
Trillion Market
Trillion Market
with
with
Strong Offline-to-Online Trends
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Significant Growth Opportunities Across Geographies
Rapid Expansion in Highly Fragmented Hotel Industry
Rapid Expansion in Highly Fragmented Hotel Industry
Technology Platform Investment and
Technology Platform Investment and
Innovation Driving Higher Conversion
Innovation Driving Higher Conversion
Success in New Distribution Channels, e.g. Mobile
Success in New Distribution Channels, e.g. Mobile
Powerful Free Cash Flow Generation
Powerful Free Cash Flow Generation

VOLUME AND GLOBAL REACH
expedia inc.
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

The Largest Travel Company in the World
Mutually
Beneficial
Supply
Agreements
Value to
Travelers
Scale Enables
Virtuous Circle
Diverse Demand:
Geography AND Travel Type
1 Source: comScore Worldwide Average Monthly Unique Visitor data, Full year 2011
Massive Massive
Depth and Depth and
Breadth of Breadth of
~150,000
Hotels in
200+
Countries
300+
Airlines
2.6 Million 2.6 Million
Packages
Unmatched Unmatched
Volume and Volume and
Diversity of Diversity of
Global Travel Global Travel
60 Million
Unique Visitors
1
Travelers in
~70 Countries
Corporate and
Leisure Travel;
Online and
Offline
SUPPLY
SUPPLY
DEMAND
DEMAND

expedia inc.

expedia inc.

Expedia	Hotels.com	Expedia Affiliate Network	EGENCIA

Hotwire.com	Local Expert	venere.com	eLong.com 艺龙	Expedia CruiseShipCenters	Classic Vacations

A Leader in Global
Corporate Travel
Established Brands with Global Reach
#1
Online Travel Agency
“Expedia Inside”
Private Label Solutions
Brand Strength in
EVERY
Solid Foothold in Emerging Markets
A Leading Hotel
Specialist Globally
76 Sites in
67 Countries
10,000 Affiliates in
33 Countries
Presence in
50+ Countries
30 Sites in
30 Countries

Trusted Brands
Trusted Brands
Established Market

Business Mix Transformation
Positions Us for Growth
Revenue
Revenue
5 Years Ago
5 Years Ago
Revenue
Revenue
TTM 3/31/12
TTM 3/31/12
Hotels
63%
Other
Hotels
73%
Other
Air
10%
Air
22%
International
24%
Domestic
International
42%
Domestic
Note: 5 Years Ago = 2005 Revenues

PRODUCT
GEOGRAPHY

Expedia
4%
Other
Expedia
5%
Other
Expedia
11%
Other
Expedia
2%
Other
ONLINE
TRAVEL
SEGMENT
58% 21% 42% 24%
% of Total
Travel Market
Expedia Well-Positioned to Capture
Significant Global Growth Opportunity
Sources:  PhoCusWright estimates and Expedia data
Note: EXPE share of travel market defined by TTM gross bookings as of March 31, 2012. APAC data includes gross bookings from AirAsia joint venture
Expedia Share:
Expedia
6%
Other
Expedia
0.3%
Expedia
2%
Expedia
1%
Other Other
$293B
$68B
$313B $290B
UNITED
STATES
EUROPE ASIA
PACIFIC
LATIN
AMERICA
Other

2012 TOTAL
TRAVEL
MARKET

tripadvisor
priceline.com
expedia inc.
ORBITZ
ctrip.com
携程旅行网

Expedia
Expedia
® Has Scale in Hotels …
Has Scale in Hotels …
Number of Hotels3
Rapidly Expanding in
Fragmented Hotel Market
1 Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
2 Sources: Smith Travel Research and Expedia data
3 Hotel data for TripAdvisor, Priceline, Orbitz and Ctrip.com obtained from respective company websites
…
…
And Significant Room for
And Significant Room for
Additional Growth
Additional Growth
Hotels Hotels
73% 73%
$3.5B
TTM 1Q 2012
Revenues
Air
Other¹
39,000
85,000
150,000
235,000
570,000
~150k Hotels in
200+ Countries
Single Largest
Booker of
Rooms in US
… But Still Only
~5% Share
2
Number of Hotels
3
Global Team
Working to Sign
Up New Hotels

expedia inc.

Expedia
Hotels.com
Affiliate Network
EGENCIA

Technology Investment
Positions Us for Growth
CUSTOMIZED
Front-End Technology for Rapid Innovation
and Powerful Analytics …
Improving Conversion

10,000
Affiliates
UNIFIED
Customer Operations Technology
UNIFIED
Transactional Infrastructure:
Financials / Order Management / Inventory Management

expedia inc.

Expedia

mobiata

travel ticker

GROUPON

ASAP
A SUDDEN AMAZING PRICE

Industry Leading Mobile, Social and Deal
Initiatives Drive Traffic and Revenue
50-70%
of Mobile Bookings
of Mobile Bookings
Completed within
Completed within
One Day
of Travel / Stay
of Travel / Stay
in App Development
Leading Travel
App Developer
in App Success
#1 Free iPhone
Travel Apps in
40+ Countries
PC-Connected
Users
24 x 7
Mobile Users
Unique Supply Deal and
Unique Supply Deal and
Value Proposition to
Value Proposition to
Customers:
Customers:
40-50% Off
Just for Mobile
Just for Mobile
The World Is
The World Is
Changing …
Changing …
Opening Up Significant
Opening Up Significant
Opportunity in Travel
Opportunity in Travel
…
…
Expedia
Expedia
Leads the Way
Leads the Way
1 Source: AppAnnie

in Deals
1

Expedia’s Significant Competitive Moats
SCALE and BREADTH SCALE and BREADTH
Global Scale Across Multiple Travel Brands and Product Offerings Global Scale Across Multiple Travel Brands and Product Offerings
DIVERSE DEMAND DIVERSE DEMAND
Multiple Sources Multiple Sources
Leisure Leisure
Corporate Corporate
Call Centers Call Centers
Traditional Travel Agency Traditional Travel Agency
Online Online
SUPPLY SUPPLY
Global Travel Supply Footprint and Global Travel Supply Footprint and
Deeper Supplier Relationships Deeper Supplier Relationships
TECHNOLOGY PLATFORM TECHNOLOGY PLATFORM
Investment in Technology to Investment in Technology to
Drive Conversion and Bookings Drive Conversion and Bookings

Large User Base With Multiple Growth Vectors
Large User Base With Multiple Growth Vectors
Key Financial Highlights
High Quality Diversified Revenue Streams
High Quality Diversified Revenue Streams
Consistent, Robust Cash Flow Generation and Strong EPS Growth
Consistent, Robust Cash Flow Generation and Strong EPS Growth
Strong Balance Sheet Allows Ample Value-Add Opportunities
Strong Balance Sheet Allows Ample Value-Add Opportunities
Investing Now to Support Future Growth

Improving Financial Results
ADJUSTED EBITDA
1
ADJUSTED EPS
2,3
$ Millions
2 See Appendix B for Non-GAAP to GAAP Reconciliation
3 Adj. EPS is EPS for Expedia, Inc. considering TripAdvisor on a discontinued operations basis
$ Billions
1 See Appendix A for Non-GAAP to GAAP Reconciliation
GROSS BOOKINGS
$ Billions
World’s Largest Travel Company
’07-’10 CAGR: 3.9%
TTM 1Q12 Y-o-Y Growth:
7.1%
’07-’10 CAGR: 6.7%
TTM 1Q12 Y-o-Y Growth:
16.5%
$624
$621
$662
$700
$711
$731
2007 2008 2009 2010 2011 TTM 1Q12
$2.08
$1.97
$2.10
$2.53
$2.75 $2.83
2007 2008 2009 2010 2011 TTM 1Q12
$2.5
$2.7 $2.7
$3.0
$3.4
$3.5
2007 2008 2009 2010 2011 TTM 1Q12
$20
$21
$22
$26
$29
$30
2007 2008 2009 2010 2011 TTM 1Q12
REVENUE
’07-’10 CAGR :
6.1%
TTM 1Q12 Y-o-Y Growth: 13.6%

The Three Stages of Expedia Growth
1 Represents 2007 – 2010 CAGR
2 See Appendix A for Non-GAAP to GAAP Reconciliation
Revenue Growth
Modest:
6.1% Growth
Accelerating Continuing
Line Item Trajectory
(% of Revenues)
Cost of Revenue 22.5%
Flat as
% of Revenue
Declining
% Revenue
Selling and Marketing
40.3%
Increasing as
% of Revenue
Flat to Slightly
Increasing as
% of Revenue
Technology
and Content
9.8%
Increasing as
% of Revenue
Flat or Declining
% Revenue
G&A 7.6%
Declining
% of Revenue
Declining
%
of Revenue
as
of
as
of
as as
1
2
STAGE 1
2010
STAGE 2
2011 2012
STAGE 3
2013 -
Adjusted
EBITDA Margin
23.1%
Slightly Decreasing as
% of Revenue
Increasing as
% of Revenue

Summary
Global Leader in ~$1 Trillion Market with
Global Leader in ~$1 Trillion Market with
Strong Offline-to-Online Trends
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Significant Growth Opportunities Across Geographies
Rapid Expansion in Highly Fragmented Hotel Industry
Rapid Expansion in Highly Fragmented Hotel Industry
Technology Platform Investment and
Technology Platform Investment and
Innovation Driving Higher Conversion
Innovation Driving Higher Conversion
Success in New Distribution Channels, e.g. Mobile
Success in New Distribution Channels, e.g. Mobile
Powerful Free Cash Flow Generation
Powerful Free Cash Flow Generation
A Growth
Company

16 APPENDICES 16

Definitions
related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, and (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements;
(3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to hotel occupancy taxes, related court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; (5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-
going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.
Adjusted
from options and warrants per the treasury stock method and include all shares relating to RSUs in shares outstanding for Adjusted EPS.
This differs from the GAAP method for including RSUs, which treats them on a treasury method basis. Shares outstanding for Adjusted
EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. We believe Adjusted EPS is useful to investors because it represents, on a per share basis, Expedia’s consolidated results, taking into account depreciation, which we believe is an ongoing cost of doing business, as well as other items which are not allocated to the operating businesses such as interest expense, taxes, foreign exchange gains or losses, and minority interest, but excluding the effects of certain expenses not directly tied to the core operations of our businesses. Adjusted Net Income and Adjusted EPS have similar limitations as Adjusted EBITDA. In addition,
Adjusted Net Income does not include all items that affect our net income / (loss) and net income / (loss) per share for the period.
Therefore, we think it is important to evaluate these measures along with our consolidated statements of operations.
Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense
EPS is defined as Adjusted Net Income divided by adjusted weighted average shares outstanding, which include dilution

$ Millions 2007 2008 2009 2010 2011
TTM
3/31/2012
Adjusted EBITDA $624 $621 $662 $700
$711 $731
Depreciation (57) (72) (93) (106)
(133) (138)
Amortization of Intangible Assets (68) (58) (24) (23) (22) (20)
Impairment of Goodwill
-
(2,480)
-
- -
-
Impairment of Intangible and Other Long-Lived Assets
-
(234)
-
- -
-
Legal Reserves , Occupancy Tax  and Other (1) (1)
(68) (23) (21) (18)
Stock-Based Compensation (60) (56) (56) (53) (64) (66)
Restructuring Charges
- -
(34) - -
-
Realized Loss on Revenue Hedges
- -
11 4 8 4
Operating Income (Loss)
$437 $(2,281) $398 $501 $480 $493
Total Other Expense, Net
(32) (66) (78) (75) (78) (73)
Income (Loss) from Continuing Operations before Income Taxes 405 (2,347) 320 426 402 420
Provision for Income Taxes (166) 3 (102) (120) (76) (78)
Income (Loss) from Continuing Operations 239 (2,343) 218 306 326 342
Discontinued Operations, Net of Taxes
55 (177) 85 120 148 78
Net Income (Loss)
294 (2,521) 304 426 475 420
Net (Income) Loss Attributable to Noncontrolling Interests
2 3 (4) (4) (2) (3)
Net Income (Loss) Attributable to Expedia, Inc. $296 $(2,518) $300 $422 $472 $417
Non-GAAP / GAAP Reconciliation
Appendix A: Adjusted EBITDA
Note: Numbers may not sum due to rounding

$ Thousands 2007 2008 2009 2010 2011
TTM
3/31/2012
Net Income / (Loss) attributable to Expedia, Inc. $295,864 $(2,517,763) $299,526 $421,500 $472,294 $416,974
Discontinued operations, net of taxes (54,502) 177,366 (85,561) (119,885)
(148,148) (78,046)
Stock-Based Compensation 59,948 55,731 55,756 52,507
63,847 66,000
Amortization of Intangibles 68,367 58,275 23,875 22,514 21,925 19,513
Restructuring Charges - - 34,168 - -
-
Noncontrolling Investment Basis Adjustment - - 5,158 - -
-
Legal Reserves, Occupancy Tax and Other 1,276   1.051 67,999 22,692 20,855 18,221
Foreign Currency Loss on U.S. Dollar Cash Balances Held by eLong 8,642 8,586 128 2,711 2,690 2,207
Impairment of Goodwill - 2,480,470 - - -
-
Impairment of Intangible and Other Long-Lived Assets - 233,900 - - -
-
Federal Excise Tax Refunds (12,058) - - - -
-
(Gain) / Loss on Derivative Instruments Assumed at Spin-Off 5,748 (4,600) 38 - -
-
Amort. of Intangible Assets as Part of Equity Method Investments 2,324 2,593 458 - -
-
Unrealized (Gain) / Loss on Revenue Hedges - - (1,033) 4,898 (4,479) (2,964)
Noncontrolling Interests (4,515) (3,837) (1,343) (2,877) (3,135) (2,932)
Provision for Income Taxes (38,290) (195,678) (86,395) (34,449) (41,362) (40,451)
Adjusted Net Income $332,804 $296,094 $312,774 $369,611 $384,487 398,522
GAAP Diluted Weighted Average Shares Outstanding 157,117 143,084 146,071 144,014 138,702 139,306
Additional Restricted Stock Units 3,119 6,886 3,183 1,889 1,331 1,694
Adjusted Weighted Average Shares Outstanding 160,236 149,970 149,254 145,903 140,033 141,000
Adjusted Earnings from Continued Operations Per Share $2.08 $1.97 $2.10 $2.53 $2.75 $2.83
Non-GAAP / GAAP Reconciliation
Appendix B: Adjusted EPS Reconciliation
Note: Numbers may not sum due to rounding

$ Thousands 2010
Cost of Revenue $685
Stock-Based Compensation (2)
Cost of Revenue (excludes Stock-Based Compensation) $683
Selling and Marketing $1,235
Stock-Based Compensation (12)
Selling and Marketing (excludes Stock-Based Compensation) $1,223
Technology and Content $309
Stock-Based Compensation (12)
Technology and Content (excludes Stock-Based Compensation) $297
G&A $259
Stock-Based Compensation (27)
G&A (excludes Stock-Based Compensation) $232
Non-GAAP / GAAP Reconciliation
Appendix C: Non-GAAP Expense Items
Non-GAAP Cost of Revenue, Selling and Marketing, Technology and Content and
General and Administrative Expenses Excluding Stock-Based Compensation
Note: Numbers may not sum due to rounding